UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  DC  20549

FORM 8-K

CURRENT  REPORT

PURSUANT TO SECTION 13 OR  15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   April 8, 2011

TRYCERA FINANCIAL, INC.
 (Exact name of registrant as specified in its Charter)

Nevada	0-30872	33-0910363
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

18200 Von Karman Avenue, Suite 850 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)

(949) 263-1800
(Registrant’s telephone number, including area code)

Not Applicable
 (Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

  Item 4.01. Changes in Registrant's Certifying Accountant

Trycera Financial, Inc. (OTC BB:TRYF), a diversified financial services company, today announced that it has changed public accounting firms.  The Company is no longer partnered with Chisholm, Bierwolf, Nilson and Morrill.  The Company has engaged the firm of Morrill & Associates, LLC, a Public Company Accounting Oversight Board (PCAOB) registered accounting firm located in Bountiful, Utah. The Company has worked with the principal of Morrill & Associates since early in 2010 and anticipates a seamless transition.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRYCERA FINANCIAL, INC.
(Registrant)

Date: April 15, 2011	By: /s/ Ray A. Smith
Ray A. Smith
CEO & President